ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)
AZL Gateway Fund
(the “Fund”)

Supplement dated February 19, 2021
 to the Prospectus dated May 1, 2020

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

At a meeting held February 16, 2021, the Board of Trustees approved the removal of the following Fund investment restriction:  “The Fund may not spend at any time more than 5% of its assets to purchase index put options.” This investment restriction, which may be changed by the Board without shareholder vote, is disclosed in the Fund’s prospectus in the section entitled “More About the Funds – Investment Strategies – AZL Gateway Fund.”
Accordingly, effective March 1, 2021, the Fund’s prospectus is revised to delete this restriction. The Fund’s Subadviser currently does not intend to make any change to the Fund’s allocation to index put options once the restriction is removed.

AZL-003-0520